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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2003


                          INTERLOTT TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                     001-12986                    31-1297916
(State of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)

                     7697 Innovation Way, Mason, Ohio 45040
          (Address of principal executive offices, including zip code)

                                 (513) 701-7000
              (Registrant's telephone number, including area code)




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Items 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11 are not applicable and are omitted from this Report.

Item 12. Results of Operations and Financial Condition.

This Form 8-K/A is being filed to correct Exhibit 99.1 as furnished with the Form 8-K filed on August 18, 2003.

On August 14, 2003, Interlott Technologies, Inc. issued a press release to report second quarter 2003 results and related matters. The text of the press release is furnished as Exhibit 99.1 to this Form 8-K/A.

The information in this Current Report on Form 8-K/A and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Interlott Technologies, Inc.


                                            /s/ Dennis W. Blazer
                                            ------------------------------------
                                            Dennis W. Blazer
                                            Chief Financial Officer

Date: August 19, 2003